Fidelity National Financial, Inc. Reports Second Quarter 2010 EPS of $0.61
Jacksonville, Fla. — (July 21, 2010) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, mortgage services, specialty insurance and information services, today reported operating results for the three-month and six-month periods ended June 30, 2010.

	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
Total revenue	$1.50 billion	$1.56 billion
Net earnings attributable to common shareholders	$139.6 million	$91.9 million
Net earnings per diluted share attributable to common shareholders	$0.61	$0.40
Cash flow from operations	$136.0 million	$154.8 million

	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
Total revenue	$2.7 billion	$2.91 billion
Net earnings attributable to common shareholders	$156.1 million	$79.5 million
Net earnings per diluted share attributable to common shareholders	$0.68	$0.35
Cash flow from operations	$47.9 million	$283.2 million
     The following are summary financial and operational results for the operating segments of FNF for the three-month and six-month periods ended June 30, 2010 and 2009:
Fidelity National Title Group (“FNT”)

	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
Total revenue	$1.27 billion	$1.45 billion
Pre-tax earnings	$122.1 million	$133.3 million
Pre-tax margin	9.6%	9.2%

	Six Months	Six Months
	Ended June 30, 2010	Ended June 30, 2009
Total revenue	$2.33 billion	$2.71 billion
Pre-tax earnings	$145.0 million	$140.6 million
Pre-tax margin	6.2%	5.2%

Month	Direct Orders Opened	Direct Orders Closed
April 2010	185,300	121,700
May 2010	168,800	113,600
June 2010	197,000	126,600

Second Quarter 2010	551,100	361,900

Month	Direct Orders Opened	Direct Orders Closed
April 2009	300,400	172,500
May 2009	243,200	171,300
June 2009	202,200	180,300

Second Quarter 2009	745,800	524,100

	Open	Closed	Commercial
	Commercial	Commercial	Commercial	Commercial
	Orders	Orders	(In thousands)	Fee Per File
2nd Quarter 2010	18,400	11,000	$67,000	$6,100
2nd Quarter 2009	20,700	12,000	$49,200	$4,100
— The preceding table only includes commercial activity from FNF’s commercial offices in the national commercial division and does not attempt to capture potential commercial activity in our local offices.
Specialty Insurance

	Three Months Ended	Three Months Ended
	June 30, 2010	June 30, 2009
Total revenue	$104.3 million	$98.1 million
Pre-tax earnings	$11.0 million	$14.5 million
Pre-tax margin	10.6%	14.7%

	Six Months Ended	Six Months Ended
	June 30, 2010	June 30, 2009
Total revenue	$193.6 million	$184.9 million
Pre-tax earnings	$17.3 million	$27.7 million
Pre-tax margin	8.9%	15.0%
     “We experienced success in a number of areas during the second quarter,” said Chairman William P. Foley, II. “In our title business, we generated a robust pre-tax margin of 9.6%, despite a 31% decline in closed orders versus the second quarter of 2009. Resale transactions were 54% of closed orders during the second quarter versus 34% in last year’s second quarter, with this mix shift primarily causing a 28% increase in fee per file over the second quarter of 2009. As the quarter progressed, the open order mix shifted back to more refinance driven transactions. During June, we began to see the effect of lower mortgage rates, as open orders per day increased 6% sequentially over May and refinance orders represented 58% of open order activity during that final month of the quarter. Open orders continued to show strength in the first half of July, with open orders per day increasing more than 18% sequentially from June, again driven by higher refinance volumes. Lower mortgage rates and increased order activity will provide momentum as we move into the third quarter.”
     “We also successfully closed the sale of our 32% equity ownership stake in Sedgwick in late May, generating a pre-tax gain of approximately $98 million. The sale of Sedgwick clearly achieved our on-going goal of creating significant value for our shareholders and was the culmination of a very successful four-year investment for FNF.”
     “During May, we also issued $300 million of 6.60% senior notes with a May 2017 maturity. The issuance enhances our longer-term liquidity profile and continues our strategy of conservatively managing our balance sheet and liquidity position during these uncertain times. The net proceeds more than pre-fund the $165 million of debt that matures in August of 2011, extending the maturity profile of our outstanding debt and providing increased flexibility at the holding company. Debt to total capital declined to 18% at June 30, 2010.”

     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, mortgage services, specialty insurance and information services. FNF is the nation’s largest title insurance company through its title insurance underwriters — Fidelity National Title, Chicago Title, Commonwealth Land Title and Alamo Title — that collectively issue more title insurance policies than any other title company in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business and is a leading provider of global human resources, payroll, benefits and payment solutions through a minority-owned subsidiary, Ceridian Corporation. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-

Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
Direct title premiums	$344,615	$409,069	$626,028	$742,657
Agency title premiums	552,812	634,804	1,036,599	1,210,494

Total title premiums	897,427	1,043,873	1,662,627	1,953,151
Escrow, title-related and other fees	336,437	369,004	630,966	691,810

Total title and escrow	1,233,864	1,412,877	2,293,593	2,644,961
Specialty insurance	101,028	93,903	187,336	177,287
Interest and investment income	36,394	39,512	75,175	76,285
Realized gains and losses	124,185	13,182	152,820	7,463

Total revenue	1,495,471	1,559,474	2,708,924	2,905,996
Personnel costs	397,710	428,670	768,373	849,855
Other operating expenses	316,998	353,583	616,001	680,169
Agent commissions	435,918	504,155	820,343	965,673
Depreciation and amortization	22,470	30,562	45,511	61,532
Claim loss expense	96,845	102,083	183,155	197,694
Interest expense	12,454	8,646	19,555	20,417

Total expenses	1,282,395	1,427,699	2,452,938	2,775,340
Earnings from continuing operations before taxes	213,076	131,775	255,986	130,656
Income tax expense	76,293	34,285	89,595	33,773

Earnings from continuing operations before equity investments	136,783	97,490	166,391	96,883
Earnings (loss) from equity investments	3,553	(4,602)	(7,141)	(16,732)

Net earnings from continuing operations	140,336	92,888	159,250	80,151
Earnings (loss) from discontinued operations, net of tax	—	(352)	—	(33)

Net earnings	140,336	92,536	159,250	80,118
Non-controlling interests	765	593	3,151	573

Net earnings attributable to common shareholders	$139,571	$91,943	$156,099	$79,545

Earnings per share:
Net earnings from continuing operations and attributable to common shareholders — basic	$0.61	$0.40	$0.69	$0.36

Net earnings from continuing operations and attributable to common shareholders — diluted	$0.61	$0.40	$0.68	$0.35

Weighted average shares — basic	227,500	228,056	227,605	220,661

Weighted average shares — diluted	230,519	232,078	230,503	225,006

Direct operations orders opened	551,100	745,800	1,062,200	1,492,200
Direct operations orders closed	361,900	524,100	694,400	952,700
Fee per file	$1,499	$1,173	$1,422	$1,170
Actual title claims paid	$122,093	$76,999	$217,640	$133,231

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended			Specialty	Corporate
June 30, 2010	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,334,892	$1,209,139	$101,028	$24,725
Interest and investment income	36,394	33,566	2,800	28
Realized gains and losses	124,185	24,484	443	99,258

Total revenue	1,495,471	1,267,189	104,271	124,011
Personnel costs	397,710	370,444	12,199	15,067
Other operating expenses	316,998	256,539	44,657	15,802
Agent commissions	435,918	435,918	—	—
Depreciation and amortization	22,470	20,842	842	786
Claim loss expense	96,845	61,319	35,526	—
Interest expense	12,454	27	1	12,426

Total expenses	1,282,395	1,145,089	93,225	44,081
Pretax earnings from continuing operations	213,076	122,100	11,046	79,930
Pretax margin	14.2%	9.6%	10.6%	64.5%
Open orders	551,100	551,100	—	—
Closed orders	361,900	361,900	—	—

Three Months Ended			Specialty	Corporate
June 30, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$1,506,780	$1,400,909	$93,903	$11,968
Interest and investment income	39,512	37,214	3,198	(900)
Realized gains and losses	13,182	11,964	1,010	208

Total revenue	1,559,474	1,450,087	98,111	11,276
Personnel costs	428,670	407,569	11,605	9,496
Other operating expenses	353,583	303,913	41,707	7,963
Agent commissions	504,155	504,155	—	—
Depreciation and amortization	30,562	28,219	1,354	989
Claim loss expense	102,083	73,112	28,971	—
Interest expense	8,646	(139)	5	8,780

Total expenses	1,427,699	1,316,829	83,642	27,228
Pretax earnings from continuing operations	131,775	133,258	14,469	(15,952)
Pretax margin	8.5%	9.2%	14.7%	—
Open orders	745,800	745,800	—	—
Closed orders	524,100	524,100	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Six Months Ended			Specialty	Corporate
June 30, 2010	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$2,480,929	$2,237,483	$187,336	$56,110
Interest and investment income	75,175	67,774	5,687	1,714
Realized gains and losses	152,820	27,169	582	125,069

Total revenue	2,708,924	2,332,426	193,605	182,893
Personnel costs	768,373	714,788	23,995	29,590
Other operating expenses	616,001	496,701	80,612	38,688
Agent commissions	820,343	820,343	—	—
Depreciation and amortization	45,511	42,017	1,954	1,540
Claim loss expense	183,155	113,381	69,774	—
Interest expense	19,555	147	2	19,406

Total expenses	2,452,938	2,187,377	176,337	89,224
Pretax earnings from continuing operations	255,986	145,049	17,268	93,669
Pretax margin	9.5%	6.2%	8.9%	51.2%
Open orders	1,062,200	1,062,200	—	—
Closed orders	694,400	694,400	—	—

Six Months Ended			Specialty	Corporate
June 30, 2009	Consolidated	FNT	Insurance	and Other
Gross operating revenue	$2,822,248	$2,627,676	$177,287	$17,285
Interest and investment income	76,285	70,947	6,352	(1,014)
Realized gains and losses	7,463	7,552	1,300	(1,389)

Total revenue	2,905,996	2,706,175	184,939	14,882
Personnel costs	849,855	811,954	23,517	14,384
Other operating expenses	680,169	588,673	74,680	16,816
Agent commissions	965,673	965,673	—	—
Depreciation and amortization	61,532	57,457	2,645	1,430
Claim loss expense	197,694	141,308	56,386	—
Interest expense	20,417	560	23	19,834

Total expenses	2,775,340	2,565,625	157,251	52,464
Pretax earnings from continuing operations	130,656	140,550	27,688	(37,582)
Pretax margin	4.5%	5.2%	15.0%	—
Open orders	1,492,200	1,492,200	—	—
Closed orders	952,700	952,700	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	June 30, 2010	December 31, 2009
	(Unaudited)
Cash and investment portfolio	$4,928,912	$4,887,411
Goodwill	1,442,070	1,455,237
Title plant	404,013	407,495
Total assets	7,915,301	7,934,310
Notes payable	752,556	861,878
Reserve for claim losses	2,440,726	2,541,420
Secured trust deposits	507,394	373,339
Total stockholders’ equity	3,417,687	3,344,827
Book value per share	$14.98	$14.53
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